Exhibit 99.1

Amazon to acquire Globalstar and expand Amazon Leo satellite network

Globalstar satellites, radio frequency spectrum, and operational expertise will enable Amazon Leo to add Direct-to-Device (D2D) services to future generations of its low Earth orbit satellite network

New Amazon Leo D2D system will help mobile network operators extend voice, text, and data services to customers beyond the reach of terrestrial cellular networks

Amazon and Apple enter agreement for Amazon Leo to power satellite services for supported iPhone and Apple Watch models, allowing users to text emergency services, message friends and family, request roadside assistance, and more

SEATTLE & COVINGTON, LA—(BUSINESS WIRE)—April 14, 2026—Today Amazon.com, Inc. (NASDAQ:AMZN) and Globalstar, Inc. (NASDAQ:GSAT) announced that they have entered into a definitive merger agreement under which Amazon will acquire Globalstar, enabling Amazon Leo to add direct-to-device (D2D) services to its low Earth orbit satellite network and extend cellular coverage to customers beyond the reach of terrestrial networks. In addition, Amazon and Apple announced an agreement for Amazon Leo to power satellite services for iPhone and Apple Watch1, including Emergency SOS via satellite. The new capabilities are part of Amazon’s long-term vision for space-based connectivity, and Amazon plans to work with mobile network operators (MNOs) and additional partners to deliver on that vision and extend reliable, high-speed connectivity to customers, no matter where they are in the world.

“There are billions of customers out there living, traveling, and operating in places beyond the reach of existing networks, and we started Amazon Leo to help bridge that divide,” said Panos Panay, Senior Vice President of Devices & Services, Amazon. “By combining Globalstar’s proven expertise and strong foundation with Amazon’s customer-obsession and innovation, customers can expect faster, more reliable service in more places—keeping them connected to the people and things that matter most. We’re excited to support Apple users through the Leo D2D system, and look forward to working with mobile network partners to help extend coverage to every corner of the planet.”

Amazon acquires Globalstar

Globalstar is a leading mobile satellite services (MSS) operator, a pioneer in non-geostationary orbit (NGSO) satellites and D2D technology, and a provider of critical and emergency communications to customers around the world. As part of the agreement, Amazon will acquire Globalstar’s existing satellite operations, infrastructure, and assets, including MSS spectrum licenses with global authorizations. Combining Globalstar’s spectrum and established MSS capabilities with the scale, performance, and reach of Amazon Leo will enable Amazon to deliver continuous connectivity for consumer, enterprise, and government customers around the world—whether they’re living or working in remote areas or simply moving in and out of traditional cellular networks. Globalstar’s existing satellite fleet and its new satellites with expanded capabilities will operate alongside the Amazon Leo broadband system and Amazon’s planned direct-to-device satellite system.

“We have long believed low Earth orbit satellite constellations offer the most effective path to truly connect users and devices anywhere and anytime,” said Paul Jacobs, CEO, Globalstar. “For more than 30 years, Globalstar has executed on this vision through sustained, long-term investment in technological innovation, operational excellence, and development of globally harmonized spectrum across both satellite and terrestrial applications. The combination with Amazon Leo will advance innovations in digital connectivity that will benefit our customers and advance us toward a more intelligent, continuously connected world.”

1 Satellite features available on iPhone 14 and later, and Apple Watch Ultra 3.

Amazon Leo Direct-to-Device (D2D)

Beginning in 2028, Amazon Leo will deploy its own next-generation D2D satellite system, allowing Amazon to deliver more advanced voice, data, and messaging services to mobile phones and other cellular devices. The Leo D2D system will offer substantially higher spectrum use and efficiency than legacy direct-to-cell systems, which translates into faster speeds and better performance for customers. It will also integrate seamlessly with Amazon’s first- and second-generation Leo systems, forming a powerful, unified network that combines fixed and mobile satellite services to support a wide range of customers and use cases. The complete Amazon Leo network will include thousands of advanced satellites in low Earth orbit and have enough capacity to support hundreds of millions of customer endpoints around the world.

Amazon Leo to power Apple satellite features

In addition to the agreement with Globalstar, Amazon and Apple signed an agreement to provide satellite connectivity for current and future iPhone and Apple Watch features. Globalstar currently partners with Apple to power satellite service on iPhone 14 or later, as well as Apple Watch Ultra 3, allowing users to text emergency services, message friends and family, request roadside assistance, and share their location. With the new Amazon-Apple agreement, Amazon will continue to support iPhone and Apple Watch models currently using Globalstar’s existing and planned upcoming low Earth orbit satellite constellations, being manufactured by MDA Space, and collaborate with Apple on future satellite services using Amazon Leo's expanded satellite network.

“Since launching more than three years ago, our groundbreaking safety service Emergency SOS via satellite has helped save many lives around the world — from a scout troop stranded on a winter hike in British Columbia, to a woman who was airlifted to safety in Colorado after her car rolled down a 250-foot cliff,” said Greg Joswiak, Senior Vice President of Worldwide Product Marketing, Apple. “Apple and Amazon have a long and proven track record of working together through Amazon’s core infrastructure services, and we look forward to building on that collaboration with Amazon Leo. This ensures our users will continue to have access to the vital satellite features they have come to rely on, including Emergency SOS, Messages, Find My, and Roadside Assistance via satellite, so they can stay safe and connected while off the grid.”

Connecting more customers globally

The agreements with Globalstar and Apple will promote innovation and competition across the space, satellite, and telecommunications sector, and support efforts to close the digital divide globally:

•	Accelerates innovation and expands connectivity options: By combining Amazon's low Earth orbit satellite network with Globalstar's infrastructure and spectrum assets, the acquisition enables faster deployment of D2D connectivity at scale—reaching areas where terrestrial deployment is delayed, cost-prohibitive, or vulnerable to disruption. It will also mean more reliable mobile data and communications services to consumers, businesses, and governments, while setting new benchmarks for innovation and giving customers greater choice, flexibility, and value in a dynamic and highly competitive satellite communications sector.
•	Strengthens resilience for private and public sector: D2D satellite connectivity provides critical fallback capabilities when terrestrial networks fail during hurricanes, wildfires, floods, and other disasters—and its utility extends well beyond emergency situations. Higher-capacity connectivity materially improves emergency response coordination while also enabling a broad range of everyday and mission-critical use cases, from emergency messaging, search-and-rescue, and maritime distress to remote workforce connectivity, continuity of government operations, and rural broadband extension. In day-to-day operations, D2D service closes coverage gaps that terrestrial networks alone cannot address.
•	Drives economic growth and closes the digital divide: Amazon's multibillion-dollar investment in Amazon Leo is already creating broad economic opportunity across the U.S., Europe, and other regions around the world. These new agreements with Globalstar and Apple expand that roadmap, supporting high-value jobs in engineering, manufacturing, and operations while extending connectivity to enterprises, IoT applications, fleets, and supply chains operating beyond terrestrial reach—enabling productivity gains, new business models, and connecting underserved populations globally.

Key Transaction Terms

Under the terms of the merger agreement, prior to closing, Globalstar stockholders will elect to receive for each share of Globalstar common stock they own either (i) $90.00 in cash or (ii) 0.3210 shares of Amazon common stock with a value capped at $90.00 per share. This consideration is subject to a proration mechanism that caps aggregate cash elections to a maximum of 40% of total Globalstar shares, and automatically converts excess cash consideration into stock consideration on a pro rata basis. The total transaction consideration is also subject to a downward adjustment of a maximum $110 million in the event Globalstar does not achieve certain operational milestones.

Globalstar stockholders holding approximately 58% of the combined voting power of the outstanding shares of Globalstar common stock have approved the transaction by written consent. The transaction is expected to close in 2027, subject to the satisfaction of certain closing conditions, including receipt of regulatory approvals and the achievement by Globalstar of certain HIBLEO-4 replacement satellite milestones.

About Amazon

Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Amazon strives to be Earth’s Most Customer-Centric Company, Earth’s Best Employer, and Earth’s Safest Place to Work. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Career Choice, Fire tablets, Fire TV, Amazon Echo, Alexa, Just Walk Out technology, Amazon Studios, and The Climate Pledge are some of the things pioneered by Amazon. For more information, visit amazon.com/about and follow @AmazonNews.

About Amazon Leo
Amazon Leo is Amazon’s low Earth orbit satellite network. Its mission is to deliver fast, reliable internet to customers beyond the reach of existing networks, from individual households and small businesses to large enterprise and government customers—and anyone in between. Amazon Leo is powered by an initial constellation of more than 3,000 satellites, connected to a secure, global network of ground gateway antennas and dedicated fiber, and includes a lineup of compact, high-performance antennas—Leo Nano, Leo Pro, and Leo Ultra—that communicate with satellites passing overhead. The entire system is designed, built, and operated in-house at Amazon, and aims to connect tens of millions of customers around the world. Learn more about Amazon Leo at leo.amazon.com.

About Globalstar, Inc.

Globalstar is a global telecommunications provider connecting what matters most. Through our industry-leading low Earth orbit (LEO) satellite constellation and licensed Band 53/n53 spectrum, we deliver reliable satellite and terrestrial connectivity solutions that empower customers worldwide to connect, transmit, and communicate smarter.

Our comprehensive connectivity ecosystem includes software-defined, purpose-built private wireless network platform, coupled with Globalstar Band 53™ in XCOM RAN™ and trusted GPS messengers Saved by SPOT™ for safety and personal communication for business and enterprise applications.

Serving business, enterprise, and consumer markets across the globe, Globalstar supports applications that track and protect assets, enable automation, enhance operational efficiency, and safeguard lives. With unmatched reach and a relentless focus on innovation, and mission-critical performance, we're redefining what's possible for global connectivity.

For more information, visit www.globalstar.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of the federal securities laws, including, but not limited to, those statements related to the proposed transactions, including financial estimates and statements as to the expected timing, completion, and effects of the proposed transactions. These forward-looking statements are generally identified by the words “believe,” “project,” “might,” “could,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,”

“will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words.

Any statements about Amazon.com, Inc.’s (“Amazon”), Globalstar, Inc.’s (“Globalstar”) or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. These forward-looking statements, including statements regarding the proposed transactions, are based on Amazon’s and Globalstar’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those expressed or implied by such forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. There is no assurance that these future events will occur as anticipated or that our results, estimates, or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Amazon’s and Globalstar’s control.

Important factors, risks, and uncertainties that could cause actual results to differ materially from such plans, estimates, or expectations include but are not limited to: (i) the ability to complete the proposed transactions on the anticipated terms and timing, or at all, including obtaining required regulatory approvals and the satisfaction of other conditions to the completion of the proposed transactions; (ii) potential litigation relating to the proposed transactions, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the proposed transactions (such as the ability of certain customers of Globalstar to terminate or amend contracts upon a change of control, or to withhold consent to such change of control) will harm Amazon’s and/or Globalstar’s business, including current plans and operations, during the pendency, and following the completion of, the proposed transactions; (iv) the ability of Globalstar to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transactions; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transactions; (vii) legislative, regulatory, and economic developments; (viii) contractual provisions that may impact Amazon’s and/or Globalstar’s ability to pursue certain business opportunities or strategic transactions during the pendency, and/or following the completion of, the proposed transactions; (ix) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreaks of war or hostilities, or public health issues, as well as management’s response to any of the aforementioned factors; (x) the impact of inflation, tariffs, rising interest rates, and global conflicts, including disruptions in economies as a result of ongoing or future geopolitical conflicts and trade disputes; (xi) the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transactions, including in circumstances requiring Globalstar to pay a termination fee to Amazon; (xii) fluctuations in Amazon’s and/or Globalstar’s stock price, including the risk that the price of Amazon’s common stock payable as merger consideration may decline prior to or following the completion of the proposed transactions or the risk that Globalstar’s stock price may decline if the proposed transactions are not consummated; (xiii) liabilities that are not known, probable, or estimable at this time or unexpected costs, charges, or expenses; (xiv) potential challenges in the development, production, delivery, support, and performance of satellite-based connectivity services and products, including with respect to the combined company’s commercial relationship with certain customers, as well as other current and prospective business relationships, after the completion of the proposed transactions; (xv) those risks and uncertainties found in Amazon’s and Globalstar’s respective filings with the Securities and Exchange Commission (the “SEC”), including the risk factors discussed in Amazon’s and Globalstar’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC from time to time, which are available via the SEC’s website at www.sec.gov; and (xvi) those risks that will be described in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks related to the proposed transactions, will be more fully discussed in the registration statement on Form S-4 that will include as a prospectus an information statement that will be filed with the SEC in connection with the proposed transactions. There can be no assurance that the proposed transactions will be completed, or if completed, that they will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made and we undertake no obligation to update, and expressly disclaim any obligation to update, any forward-looking statements, or any other information in this communication, whether resulting from developments, circumstances, or events that arise after the date the statements are made, new information, or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we may have expressed or implied by these forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us or the transactions.

Important Additional Information and Where to Find It

This communication is being made in connection with the proposed transactions. Globalstar and Amazon plan to file relevant materials with the SEC, including, among other filings, a Globalstar information statement on Schedule 14C for its stockholders with respect to the proposed transactions (which definitive information statement will be mailed to stockholders of Globalstar) and an Amazon registration statement on Form S-4 in connection with the proposed issuance of shares of Amazon common stock pursuant to the proposed transactions, in which the information statement will be included as a prospectus (and which will be mailed to stockholders of Globalstar after the registration statement is declared effective by the SEC).

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

INVESTORS AND STOCKHOLDERS OF GLOBALSTAR AND AMAZON ARE URGED TO READ THE INFORMATION STATEMENT AND REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

This communication is not a substitute for the information statement, registration statement, or any other document that Globalstar or Amazon may file with the SEC and send to stockholders in connection with the proposed transactions. Investors and stockholders will be able to obtain free copies of the information statement and registration statement (when available), and other documents filed with the SEC by Globalstar or Amazon, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Globalstar will be available free of charge on Globalstar’s website at https://investors.globalstar.com/financial-information/sec-filings. Copies of the documents filed with the SEC by Amazon will be available free of charge on Amazon’s website at https://ir.aboutamazon.com/sec-filings.